UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: June 30, 2014

Item 1.	Schedule of Investments.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

June 30, 2014 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 29.4%
Senior Term Loans(a) – 8.0%
Automotive - Parts – 0.4%
Allison Transmission, Inc. (BB-/Ba3)
$1,161,136	3.750%	08/23/19	$ 1,163,168

Consumer Cyclical Services – 2.0%
First Data Corp. (B+/B1)
3,961,000	4.154	09/24/18	3,963,812
HD Supply, Inc. (B+/B1)
1,050,321	4.000	06/28/18	1,050,762
STG-Fairway Acquisitions (B/NR)
668,619	7.250	02/28/19	666,112

			5,680,686

Consumer Products – 0.4%
Anchor Hocking LLC (CC/Caa1)
1,584,000	8.500	05/21/20	1,136,520

Diversified Manufacturing – 0.9%
Rexnord LLC (BB-/B2)
2,603,642	4.000	08/21/20	2,599,736

Finance – 1.2%
Flying Fortress, Inc. (BBB-/Ba1)
3,375,000	3.500	06/30/17	3,368,689

Food & Beverage – 0.2%
Sabre, Inc. (B+/Ba3)
598,481	4.250	02/19/19	599,726

Media-Non Cable – 1.8%
Univision Communications, Inc. (B+/B2)
3,338,229	4.000	03/01/20	3,333,689
1,755,655	4.000	03/02/20	1,754,444

			5,088,133

Packaging – 0.2%
Ardagh Holdings USA, Inc. (B+/Ba3)
446,503	4.250	12/17/19	447,807

Retailers – 0.9%
JC Penney Corp., Inc. (NR/NR)
699,000	5.000	06/14/19	700,748
Lands End, Inc. (B+/B1)
1,000,000	4.250	04/02/21	998,330
Michaels Stores, Inc. (NR/NR)
422,400	4.000	01/28/20	422,248
The Hillman Group, Inc. (B/B1)
264,000	4.500	06/30/21	264,990

			2,386,316

TOTAL SENIOR TERM LOANS			$ 22,470,781

Other Secured Debt Obligations – 21.4%
Automotive(b) – 2.1%
Chrysler Group LLC (B/B1)
4,898,000	8.000	06/15/19	5,320,453
Schaeffler Holding Finance BV (B/B1)(c)(d)
599,000	6.875	08/15/18	631,196

			5,951,649

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – (continued)
Building Materials(b) – 1.6%
Builders FirstSource, Inc. (B-/Caa1)(c)
$1,973,000	7.625%	06/01/21	$ 2,101,245
Headwaters, Inc. (B+/B2)
2,149,000	7.625	04/01/19	2,299,430

			4,400,675

Chemicals(b)(c) – 0.6%
Taminco Global Chemical Corp. (B-/Caa1)
1,356,000	9.750	03/31/20	1,522,110

Consumer Cyclical Services(b) – 2.0%
APX Group, Inc. (B/Ba3)
1,785,000	6.375	12/01/19	1,847,475
First Data Corp. (B+/B1)(c)
1,551,000	6.750	11/01/20	1,682,835
Sabre, Inc. (B+/Ba3)(c)
1,834,000	8.500	05/15/19	2,031,155

			5,561,465

Entertainment(b)(c) – 1.6%
MU Finance PLC (NR/NR)
3,091,118	8.375	02/01/17	3,207,189
WMG Acquisition Corp. (B+/B1)
1,371,000	5.625	04/15/22	1,381,283

			4,588,472

Finance(c) – 1.5%
International Lease Finance Corp. (BBB-/Ba1)
1,437,000	7.125	09/01/18	1,663,328
TMX Finance LLC/TitleMax Finance Corp. (B/B3)(b)
2,458,000	8.500	09/15/18	2,611,625

			4,274,953

Health Care - Services – 5.4%
Community Health Systems, Inc. (BB/Ba2)(b)
6,060,000	5.125	08/15/18	6,355,425
HCA, Inc. (BB/Ba3)
6,699,000	3.750	03/15/19	6,774,364
1,283,000	6.500	02/15/20	1,440,167
MedImpact Holdings, Inc. (B-/Caa2)(b)(c)
350,000	10.500	02/01/18	380,625

			14,950,581

Lodging(b) – 0.3%
Felcor Lodging LP (B-/B2)
762,000	5.625	03/01/23	784,860

Media - Cable(b)(c) – 3.4%
Altice Financing SA (BB-/B1)
2,715,000	7.875	12/15/19	2,966,137
Numericable Group SA (B+/Ba3)
6,444,000	4.875	05/15/19	6,613,155

			9,579,292

Media - Non Cable(b)(c) – 0.3%
Univision Communications, Inc. (B+/B2)
851,000	6.875	05/15/19	910,570

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Secured Debt Obligations – (continued)
Packaging(b) – 1.1%
Ardagh Packaging Finance PLC (B+/Ba3)
EUR	731,000	7.375%		10/15/17	$ 1,052,387
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (B+/Ba3)(c)
	$1,513,000	3.232	(e)	12/15/19	1,516,696
EUR	350,000	4.250		01/15/22	476,859

					3,045,942

Retailers(b)(c) – 0.4%
Michaels Stores, Inc. (CCC+/Caa1)
	$1,047,000	5.875		12/15/20	1,069,249

Tobacco(b) – 1.1%
Vector Group Ltd. (B+/Ba3)
	1,023,000	7.750	(c)	02/15/21	1,095,889
	1,745,000	7.750		02/15/21	1,858,425

					2,954,314

TOTAL OTHER SECURED DEBT OBLIGATIONS					$ 59,594,132

TOTAL SECURED DEBT OBLIGATIONS					$ 82,064,913

Unsecured Debt Obligations – 55.7%
Automotive(b)(c) – 0.5%
Allison Transmission, Inc. (B-/B3)
	$1,284,000	7.125%		05/15/19	$ 1,373,880

Building Materials(b) – 0.4%
Nortek, Inc. (B/Caa1)
	901,000	8.500		04/15/21	997,858

Chemicals – 5.4%
Chemtura Corp. (BB-/B1)(b)
	3,033,000	5.750		07/15/21	3,154,320
PolyOne Corp. (BB/Ba3)
	1,434,000	5.250		03/15/23	1,475,228
Rayonier AM Products, Inc. (BB+/Ba3)(b)(c)
	1,861,000	5.500		06/01/24	1,893,567
Rockwood Specialties Group, Inc. (BB+/Ba1)(b)
	8,282,000	4.625		10/15/20	8,602,927

					15,126,042

Consumer Cyclical Services – 0.6%
The ADT Corp. (BB-/Ba2)
	1,697,000	4.125		04/15/19	1,707,606

Energy - Exploration & Production(b) – 13.7%
Approach Resources, Inc. (B-/B3)
	355,000	7.000		06/15/21	371,419
Bonanza Creek Energy, Inc. (B-/B3)
	1,029,000	6.750		04/15/21	1,099,744
Carrizo Oil & Gas, Inc. (B-/B3)
	3,147,000	8.625		10/15/18	3,327,952
Chesapeake Energy Corp. (BB+/Ba1)(e)
	510,000	3.479		04/15/19	516,375
Cimarex Energy Co. (BB+/Ba1)
	3,549,000	5.875		05/01/22	3,921,645
Comstock Resources, Inc. (B-/B3)
	2,807,000	7.750		04/01/19	2,989,455
Diamondback Energy, Inc. (B-/Caa1)(c)
	2,550,000	7.625		10/01/21	2,805,000

Principal Amount		Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Energy - Exploration & Production(b) – (continued)
Endeavor Energy Resources LP/EER Finance, Inc. (B/B3)(c)
	$3,641,000	7.000%	08/15/21	$ 3,886,767
Lightstream Resources Ltd. (B-/Caa1)(c)
	399,000	8.625	02/01/20	418,950
Linn Energy LLC/Linn Energy Finance Corp. (B+/B1)
	1,015,000	6.500	05/15/19	1,070,825
Magnum Hunter Resources Corp. (CCC/NR)
	1,956,000	9.750	05/15/20	2,168,715
Memorial Resource Development Corp. (B-/Caa1)(c)
	2,246,000	5.875	07/01/22	2,265,652
Parsley Energy LLC/Parsley Finance Corp. (CCC/Caa2)(c)
	2,021,000	7.500	02/15/22	2,157,418
Plains Exploration & Production Co. (BBB/Baa3)
	3,872,000	6.125	06/15/19	4,288,240
	731,000	6.625	05/01/21	816,893
Sanchez Energy Corp. (B-/B3)(c)
	1,251,000	7.750	06/15/21	1,376,100
	738,000	6.125	01/15/23	760,140
Seven Generations Energy Ltd. (CCC/Caa1)(c)
	2,610,000	8.250	05/15/20	2,864,344
Trilogy Energy Corp. (B/NR)(c)
CAD	1,026,000	7.250	12/13/19	1,024,029

				38,129,663

Energy - Independent(b) – 3.6%
Antero Resources Finance Corp. (BB-/B1)
	$2,471,000	6.000	12/01/20	2,643,970
Berry Petroleum Co. (BB-/B1)
	2,232,000	6.750	11/01/20	2,377,080
Penn Virginia Corp. (B-/Caa1)
	908,000	7.250	04/15/19	957,940
	3,729,000	8.500	05/01/20	4,157,835

				10,136,825

Entertainment(b) – 2.5%
Cinemark USA, Inc. (BB-/B2)
	2,222,000	5.125	12/15/22	2,283,105
Regal Entertainment Group (B-/B3)
	2,927,000	5.750	03/15/22	3,036,763
WMG Acquisition Corp. (B/Caa1)(c)
	1,668,000	6.750	04/15/22	1,670,085

				6,989,953

Environmental(b) – 0.5%
ADS Waste Holdings, Inc. (CCC+/Caa1)
	1,204,000	8.250	10/01/20	1,303,330

Finance – 8.7%
CIT Group, Inc. (BB-/Ba3)
	5,256,000	5.000	05/15/17	5,597,640
	3,825,000	5.250	03/15/18	4,102,312
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (NR/NR)(b)(c)
	1,860,000	6.875	02/15/19	1,957,650
Nationstar Mortgage LLC/Nationstar Capital Corp. (B+/B2)(b)
	3,639,000	6.500	08/01/18	3,739,073
SLM Corp. (BB/Ba3)
	4,317,000	6.000	01/25/17	4,687,910
	3,131,000	4.625	09/25/17	3,299,291
Walter Investment Management Corp. (B/B3)(b)(c)
	957,000	7.875	12/15/21	1,000,065

				24,383,941

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Food & Drug Retailers(b) – 0.3%
Rite Aid Corp. (CCC+/Caa1)
	$874,000	6.750%	06/15/21	$ 945,013

Health Care - Medical Products(b) – 0.5%
Alere, Inc. (CCC+/Caa1)
	1,331,000	8.625	10/01/18	1,404,205

Health Care - Services – 3.6%
DaVita HealthCare Partners, Inc. (B+/B1)(b)
	1,100,000	5.125	07/15/24	1,106,875
Fresenius Medical Care US Finance, Inc. (BB+/Ba2)(c)
	1,251,000	5.625	07/31/19	1,360,462
	1,105,000	5.750	02/15/21	1,209,975
Grifols Worldwide Operations Ltd. (B+/B1)(b)(c)
	1,218,000	5.250	04/01/22	1,266,720
LifePoint Hospitals, Inc. (BB-/Ba2)(b)(c)
	4,746,000	5.500	12/01/21	4,983,300

				9,927,332

Media - Non Cable(b) – 2.7%
Gray Television, Inc. (B/Caa1)
	1,097,000	7.500	10/01/20	1,179,275
Lamar Media Corp. (BB-/Ba2)(c)
	3,100,000	5.375	01/15/24	3,208,500
Nexstar Broadcasting, Inc. (B/Caa1)
	2,933,000	6.875	11/15/20	3,160,307

				7,548,082

Natural Gas(b)(c) – 0.3%
Sanjel Corp. (NR/NR)
	800,000	7.500	06/19/19	800,000

Packaging(b) – 4.2%
Ardagh Glass Finance PLC (CCC+/Caa1)
EUR	200,000	7.125	06/15/17	277,626
Ball Corp. (BB+/Ba1)
	$855,000	5.750	05/15/21	911,644
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (CCC+/Caa2)(c)
	4,934,000	5.625	12/15/16	5,069,685
	3,123,000	6.000	06/15/17	3,208,882
Crown Americas LLC (BB-/Ba2)
	989,000	6.250	02/01/21	1,063,175
Sealed Air Corp. (BB/B1)(c)
	1,009,000	8.375	09/15/21	1,155,305

				11,686,317

Pharmaceuticals(b)(c) – 2.5%
Endo Finance LLC & Endo Finco, Inc. (B+/B1)
	224,000	5.375	01/15/23	224,560
Valeant Pharmaceuticals International, Inc. (B/B1)
	4,613,000	6.750	08/15/18	4,982,040
	1,686,000	6.875	12/01/18	1,766,085

				6,972,685

Real Estate Investment Trusts(b) – 0.5%
istar Financial, Inc. (B+/B3)
	1,514,000	4.000	11/01/17	1,517,785
	35,000	5.000	07/01/19	35,044

				1,552,829

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – (continued)
Retailers(b) – 2.0%
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. (CCC+/Caa1)(c)(d)
$3,554,000	7.500%	08/01/18	$ 3,633,965
Rent-A-Center, Inc. (B+/B1)
1,809,000	6.625	11/15/20	1,890,405

			5,524,370

Telecommunications-Wireless – 3.2%
Intelsat Jackson Holdings SA (B+/B3)(b)
2,165,000	7.250	04/01/19	2,303,019
Sprint Communications, Inc. (BB+/Ba2)(c)
5,394,000	9.000	11/15/18	6,540,225

			8,843,244

TOTAL UNSECURED DEBT OBLIGATIONS			$155,353,175

Shares	Description	Value
Common Stocks(f)(g)(h) – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
1,815,521	Lone Pine Resources CDA Ltd.	$ 367,067

Shares	Rate	Value
Preferred Stocks – 2.0%
Finance(c) – 1.1%
Ally Financial, Inc.
2,876	7.000%	$ 2,883,280

Oil, Gas & Consumable Fuels(f)(g)(i)(j) – 0.9%
Lone Pine Resources CDA Ltd.
1,194,849	10.375	2,558,052

TOTAL PREFERRED STOCKS – 2.0%		$ 5,441,332

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT		$243,226,487

Principal Amount	Interest Rate	Maturity Date	Value
Repurchase Agreement(k) – 5.0%
Joint Repurchase Agreement Account II
$13,900,000	0.102%	07/01/14	$ 13,900,000

TOTAL INVESTMENTS – 92.2%			$257,126,487

OTHER ASSETS IN EXCESS OF LIABILITIES – 7.8%			21,883,459

NET ASSETS – 100.0%			$279,009,946

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at June 30, 2014. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $99,607,777, which represents approximately 35.7% of net assets as of June 30, 2014.

(d)	Pay-in-kind securities.

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at June 30, 2014.

(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to 2,925,119, which represents approximately 1.0% of net assets as of June 30, 2014. See details shown in the Restricted Securities table that follows:

Restricted Security	Acquisition Date	Cost

Lone Pine Resources CDA Ltd.	1/31/2014	$1,418,161
(Common Stock)
Lone Pine Resources CDA Ltd.	1/31/2014	1,528,270
(Preferred Stock)

(g)	Represents an affiliated issuer.

(h)	In addition the Fund holds 310,336 shares of voting securities in an affiliated entity with zero cost and zero value.

(i)	Security is currently in default and/or non-income producing.

(j)	In addition the Fund holds 1,194,849 shares of voting securities in an affiliated entity with zero cost and zero value.

(k)	Joint repurchase agreement was entered into on June 30, 2014. Additional information appears in the Notes to the Schedule of Investments section.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
CAD	— Canadian Dollar
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
NR	— Not Rated
WR	— Withdrawn Rating

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2014, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Citibank NA	USD/EUR	10/17/14	$22,445,326	$185,226

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Citibank NA	USD/CAD	11/28/14	$1,867,276	$(37,114)
	USD/EUR	07/14/14	677,843	(1,742)

TOTAL				$(38,856)

SWAP CONTRACTS — At June 30, 2014, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$11,970		04/17/17	3 month LIBOR	0.850%	$34,623	$(31,646)
	12,715		02/26/19	3 month LIBOR	1.647	7,880	(107,717)
	4,319	(a)	04/25/19	3 month LIBOR	1.850	(13,461)	(41,841)
	8,345		01/14/21	3 month LIBOR	2.363	(90,829)	(136,469)

TOTAL						$(61,787)	$(317,673)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2014.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2014(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America High Yield Index 22	$38,115	(5.000)%	06/20/19	3.027%	$(2,407,853)	$(965,014)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At June 30, 2014, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$253,141,653

Gross unrealized gain	5,616,845
Gross unrealized loss	(1,632,011)

Net unrealized security gain	$3,984,834

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from a third party pricing vendors, such as investments are classified as Level 3 investments.

Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2014:

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Secured Debt Obligations	$—	$82,064,913	$—
Unsecured Debt Obligations	—	155,353,175	—
Restricted Common Stock	—	—	367,067
Unrestricted Preferred Stock	—	2,883,280	—
Restricted Preferred Stock	—	—	2,558,052
Short-term Investments	—	13,900,000	—
Total	$—	$254,201,368	$2,925,119

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$185,226	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(38,856)	$—
Interest Rate Swap Contracts	—	(317,673)	—
Credit Default Swap Contracts	—	(965,014)	—
Total	$—	$(1,321,543)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

The following is a reconciliation of Level 3 investments for the period ended June 30, 2014:

	Restricted Common Stock	Restricted Preferred Stock
Beginning Balance as of April 1, 2014	$420,507	$2,527,106
Realized gain (loss)	—	—
Unrealized gain (loss) relating to instruments still held at reporting date	(53,440)	30,946
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Ending Balance as of June 30, 2014	$367,067	$2,558,052

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2014 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2014, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2014, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$13,900,000	$13,900,040	$14,279,039

REPURCHASE AGREEMENTS — At June 30, 2014, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.110%	$756,339
Citigroup Global Markets, Inc.	0.100	1,738,067
Merrill Lynch & Co., Inc.	0.100	2,269,017
TD Securities (USA) LLC	0.100	2,521,130
TD Securities (USA) LLC	0.110	2,521,130
Wells Fargo Securities LLC	0.100	4,094,317
TOTAL		$13,900,000

At June 30, 2014, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Bank	0.126% to 1.460%	12/10/15 to 11/21/18
Federal Home Loan Bank	2.875	06/14/24
Federal Home Loan Mortgage Corp.	0.500 to 6.500	04/17/15 to 06/01/44
Federal National Mortgage Association	0.875 to 6.500	04/01/15 to 07/01/44
Government National Mortgage Association	2.500 to 6.500	05/20/27 to 06/15/44
United States Treasury Bonds	3.625 to 4.750	02/15/41 to 08/15/43
United States Treasury Notes	0.250 to 2.625	08/31/14 to 04/30/21

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — The Fund may hold foreign securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date August 26, 2014

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date August 26, 2014

*	Print the name and title of each signing officer under his or her signature.